Exhibit 10.20

AMENDMENT NO. 1

Dated as of January 16, 2009

to

LOAN AGREEMENT

Dated as of June 19, 2006

THIS AMENDMENT NO. 1 (this “Amendment”) is made as of January 16, 2009 by and among H.B. Fuller Company (the “Company”), the financial institutions listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Agent”), under that certain Loan Agreement dated as of June 19, 2006 by and among the Company, the Lenders and the Agent (the “Loan Agreement”). Defined terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Loan Agreement.

WHEREAS, the Company, the Lenders party hereto and the Agent have agreed to amend the Loan Agreement on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company, the Lenders party hereto and the Agent have agreed to the following amendments to the Loan Agreement.

1. Amendments to Loan Agreement. Effective as of November 28, 2008 but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the Loan Agreement is hereby amended as follows:

(a) The definition of “Alternate Base Rate” appearing in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Alternate Base Rate” means, for any day, a rate per annum equal to the greatest of (a) the Prime Rate in effect on such day, (b) the Federal Funds Effective Rate in effect on such day plus  1/2 of 1% and (c) the Adjusted LIBO Rate for a one month Interest Period on such day (or if such day is not a Business Day, the immediately preceding Business Day) plus 1%, provided that, for the avoidance of doubt, the Adjusted LIBO Rate for any day shall be based on the rate appearing on the Reuters BBA Libor Rates Page 3750 (or on any successor or substitute page of such page) at approximately 11:00 a.m. London time on such day. Any change in the Alternate Base Rate due to a change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate shall be effective from and including the effective date of such change in the Prime Rate, the Federal Funds Effective Rate or the Adjusted LIBO Rate, respectively.

(b)The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Loan Agreement is hereby amended to add the following as a new clause (iv) thereof:

(iv) non-cash impairment losses related to long-lived assets, intangible assets or goodwill,

(c) The definition of “LIBO Rate” appearing in Section 1.01 of the Loan Agreement is hereby amended to delete the phrase “Page 3750 of the Dow Jones Market Service” appearing therein and to replace such phrase with the phrase “Reuters BBA Libor Rates Page 3750”.

2. Conditions of Effectiveness. The effectiveness of this Amendment is subject to the conditions precedent that the Agent shall have received (i) counterparts of this Amendment duly executed by the Company, the Required Lenders and the Agent and the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (ii) such other instruments and documents as are reasonably requested by the Agent, (iii) from the Company for the account of each Lender that executes and delivers its signature page hereto by such time as is requested by the Agent, an amendment fee equal to an amount specified by the Agent and (iv) from the Company payment and/or reimbursement of the Agent’s and its affiliates’ fees and reasonable out-of-pocket expenses (including reasonable legal fees and expenses) in connection with this Amendment.

3. Representations and Warranties of the Company. The Company hereby represents and warrants as follows:

(a) This Amendment and the Loan Agreement as amended hereby constitute legal, valid and binding obligations of the Company and are enforceable against the Company in accordance with their terms.

(b) As of the date hereof and giving effect to the terms of this Amendment, (i) there exists no Default or Event of Default and (ii) the representations and warranties contained in Article III of the Loan Agreement, as amended hereby, are true and correct, except for representations and warranties made with reference solely to an earlier date.

4. Reference to and Effect on the Loan Agreement.

(a) Upon the effectiveness of Section 1 hereof, each reference to the Loan Agreement in the Loan Agreement or any other Loan Document shall mean and be a reference to the Loan Agreement as amended hereby.

(b) Except as specifically amended above, the Loan Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent or the Lenders, nor constitute a waiver of any provision of the Loan Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

5. Governing Law. This Amendment shall be governed by and construed in accordance with the laws of the State of New York.

6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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7. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

[Signature Pages Follow]

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IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

H.B. FULLER COMPANY, as the Company

By:	/s/ Cheryl A. Reinitz
Name:	Cheryl A. Reinitz
Title:	Vice President, Treasurer

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as a Lender and as Administrative Agent

By:	/s/ Mike Kelly
Name:	Mike Kelly
Title:	Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

CITIBANK, N.A., as a Lender and as Syndication Agent

By:	/s/ Joronne Jeter
Name:	Joronne Jeter
Title:	Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

ABN AMRO BANK, N.V., individually as a Lender and as Co-Documentation Agent

By:	/s/ Michele Costello
Name:	Michele Costello
Title:	Director

By:	/s/ Nick Zorin
Name:	Nick Zorin
Title:	Assistant Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., CHICAGO BRANCH individually as a Lender and as Co-Documentation Agent

By:	/s/ Victor Pierzchalski
Name:	Victor Pierzchalski
Title:	Authorized Signatory

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

BANK OF AMERICA, N.A., individually as a Lender

By:	/s/ Kenneth S. Struglia
Name:	Kenneth S. Struglia
Title:	Managing Director

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

U.S. BANK NATIONAL ASSOCIATION, individually as a Lender

By:	/s/ Karen Weathers
Name:	Karen Weathers
Title:	Senior Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

WELLS FARGO BANK, NATIONAL ASSOCIATION, individually as a Lender

By:	/s/ Brian Buck
Name:	Brian Buck
Title:	Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

THE NORTHERN TRUST COMPANY, individually as a Lender

By:	/s/ Anu Agarwal
Name:	Anu Agarwal
Title:	Second Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

KEYBANK NATIONAL ASSOCIATION, individually as a Lender

By:	/s/ Brian P. Fox
Name:	Brian P. Fox
Title:	Assistant Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

PNC BANK NATIONAL ASSOCIATION, individually as a Lender

By:	/s/ Philip K. Liebscher
Name:	Philip K. Liebscher
Title:	Senior Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

NATIONAL CITY BANK OF THE MIDWEST, individually as a Lender

By:	/s/ Derek R. Cook
Name:	Derek R. Cook
Title:	Senior Vice President

Signature Page to Amendment No. 1

H.B. Fuller Company

Loan Agreement dated as of June 19, 2006

CONSENT AND REAFFIRMATION

Each of the undersigned hereby acknowledges receipt of a copy of the foregoing Amendment No. 1 to the Loan Agreement dated as of June 19, 2006 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”) by and among H.B. Fuller Company (the “Company”), the financial institutions from time to time party thereto (the “Lenders”) and JPMorgan Chase Bank, National Association, in its individual capacity as a Lender and in its capacity as contractual representative (the “Agent”), which Amendment No. 1 is dated as of January 16, 2009 (the “Amendment”). Capitalized terms used in this Consent and Reaffirmation and not defined herein shall have the meanings given to them in the Loan Agreement. Without in any way establishing a course of dealing by the Agent or any Lender, each of the undersigned consents to the Amendment and reaffirms the terms and conditions of the Subsidiary Guaranty and any other Loan Document executed by it and acknowledges and agrees that such agreement and each and every such Loan Document executed by the undersigned in connection with the Loan Agreement remains in full force and effect and is hereby reaffirmed, ratified and confirmed. All references to the Loan Agreement contained in the above-referenced documents shall be a reference to the Loan Agreement as so modified by the Amendment and as the same may from time to time hereafter be amended, modified or restated.

Dated: January 16, 2009

SPECIALTY CONSTRUCTION BRANDS, INC.

By:	/s/ Cheryl A. Reinitz
Name:	Cheryl A. Reinitz
Title:	Vice President, Treasurer